Exhibit 10.1

ARROWHEAD RESEARCH CORPORATION

FORM OF

SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

1. Subscription; Payment. The undersigned (referred to herein as “Investor”), intending to be legally bound under this Subscription Agreement (the “Agreement”), hereby irrevocably agrees to purchase from Arrowhead Research Corporation, a Delaware corporation (the “Company”), this subscription (the “Subscription”) in the amount of $            (the “Capital Commitment”) for $0.30 per Unit (as defined below) (the “Unit Price”), for a total of             Units. which Unit shall consist of one (1) share of the Company’s common stock, $0.001 par value per share (the “Common Stock,” and such shares of Common Stock under the Units collectively referred to herein as the “Shares”) and a warrant, in substantially the form attached hereto as Exhibit A, to purchase one (1) Share or in some circumstances, one (1) fractional share of the Company’s Series A Preferred Stock (the “Preferred Stock”) (the Shares or Preferred Stock issuable upon exercise of the Warrants, the “Warrant Shares”). Each Share and Warrant shall be referred to herein as a “Unit” and collectively, the “Units”. This Subscription is submitted to Investor in accordance with and subject to the terms and conditions described in this Subscription Agreement.

Investor shall either: (i) enclose herewith a certified or official bank check payable to the Company or (ii) transmit by wire transfer the amount of the Capital Commitment. The Company shall deposit all proceeds received for the Subscription in an account at Citizens Business Bank, pending acceptance of the Subscription.

Contemporaneously with the execution and delivery of this Agreement, Investor is executing and delivering a registration rights agreement, in substantially the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares and the Warrant Shares under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) and applicable state securities laws. This Agreement, the Warrant, the Registration Rights Agreement and any documents, certificates or instruments executed and delivered by the Company pursuant hereto are collectively referred to herein as the “Transaction Agreements.”

2. Acceptance of Subscription; Closing. The Investor understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription in whole or in part, notwithstanding prior receipt by Investor of notice of acceptance. If this Subscription is rejected by the Company in whole or in part, the Company shall promptly return all funds received from the Investor without interest or deduction and this Subscription Agreement shall thereafter be of no further force or effect. If the Subscription is accepted in whole or in part, the Company shall notify the Investor of the date(s) of the closing of the purchase and sale of Units (each, a “Closing”), which Closing shall occur after the close of market at the offices of the Company.

At Closing, the Company shall deliver to the Investor one or more stock certificates and Warrants evidencing the number of Units the Investor is purchasing pursuant to the Subscription, with the original stock certificates and Warrants delivered within five (5) business days of Closing.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as of the date of Closing as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all required corporate power and authority to carry on its business as presently conducted, to enter into and perform the Transaction Agreements and to carry out the transactions contemplated hereby.

(b) The Transaction Agreements (including the sale and delivery of the Units and the reservation for issuance and the subsequent issuance of Warrant Shares upon exercise of the Warrants) are, or will be upon stockholder approval, if necessary to increase the number of authorized shares of Common Stock of the Company (the “Stockholder Approval”), valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The execution, delivery and performance of the Transaction Agreements executed and delivered by the Company pursuant hereto and the issuance and delivery of the Units and the issuance of the Warrant Shares upon exercise of the Warrants have been duly authorized by all necessary corporate or other action of the Company, provided that the Company shall obtain the Stockholder Approval, if necessary. When issued and paid for in accordance with the terms of the Transaction Agreements, the Shares and the issuance of Warrant Shares upon exercise of the Warrants will be duly and validly issued, fully paid and non-assessable and free and clear of all liens and encumbrances, other than restrictions on transfer provided for in the Transaction Agreements or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights.

(c) The execution and delivery of the Transaction Agreements by the Company pursuant hereto, and the issuance and delivery of the Units and the Warrant Shares upon exercise of the Warrants, do not and will not: (i) violate, conflict with, or result in a violation of, or constitute or result in a default or loss of any benefit under, any provision of the Certificate of Incorporation, as amended (the “Charter”), or bylaws of the Company, or cause the creation of any encumbrance upon any of its assets; (ii) violate, conflict with, or result in a violation of, or constitute a default under, any provision of any applicable law, regulation or rule, or any order of, or any restriction imposed by, any court or governmental agency of competent jurisdiction; (iii) require from the Company any notice to, declaration or filing with, or consent or approval of, any governmental authority or other third party; or (iv) violate, conflict with, or result in a violation of, or constitute or result in a default under, accelerate any obligation under, or give rise to a right of termination of, any contract, agreement, permit, license, authorization or other obligation to which the Company is a party or by which the Company or any of its assets are bound.

(d) Assuming the accuracy of the representations and warranties of Investor in this Agreement, the Shares and the Warrant Shares will be issued in compliance with all applicable federal and state securities laws. As of the date of Closing, the Company shall have reserved from its duly authorized capital stock the number of shares of Common Stock or Preferred Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants). The Company shall, so long as any of the Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock or Preferred Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants).

(e) The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in Schedule 3(e) hereto. The Company has not issued any capital stock since the date of its most recently filed SEC Report (as defined below) except as set forth in Schedule 3(e).

(f) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect (as defined below). As of their respective filing dates, or to the extent corrected by a subsequent restatement, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the United Stated Securities and Exchange Commission (the “Commission”) promulgated thereunder. “Material Adverse Effect” means a material adverse effect on the results of operations, assets, prospects, business or financial condition of the Company and its consolidated subsidiaries, taken as a whole, except that any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or which are generally applicable to the industry in which the Company operates, provided that such effects are not borne disproportionately by the Company, (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Units or other transactions contemplated by this Agreement, or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

(g) The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement). Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.

(h) Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company).

(i) Assuming the accuracy of Investor’s representations and warranties set forth in Section 4 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Units by the Company to Investor under the Transaction Agreements. The issuance and sale of the Units hereunder does not contravene the rules and regulations of the NASDAQ Capital Market.

4. Representations and Warranties. Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a) Investor understands that the offering and sale of the Units are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) of the Securities Act, and in accordance therewith and in furtherance thereof, Investor represents and warrants and agrees as follows:

(i) Investor has been afforded an opportunity to review information relating to the Company, the Company’s business and finances, the offering by the Company of the Units and any and all other information deemed relevant by Investor in order to make an informed investment decision regarding the Units (collectively, the “Information”), and has reviewed and received such Information and understands the Information and the Transaction Agreements;

(ii) Investor acknowledges that all documents, records and books pertaining to this investment (including, without limitation, the Information) have been made available for inspection by Investor, Investor’s attorney, accountant or advisor(s);

(iii) Investor and/or Investor’s advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons on behalf of the Company concerning the offering of the Units and all such questions have been answered to the full satisfaction of Investor;

(iv) No oral or written representations have been made other than as stated, or in addition to those stated, in the Information, and no oral or written information furnished to Investor or Investor’s advisors in connection with the offering of the Units was in any way inconsistent with the information stated in the Information;

(v) Investor is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice, other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company;

(vi) If Investor is a natural person, Investor has reached the age of majority in the state in which Investor resides;

(vi) The address set forth below is Investor’s true and correct domicile;

(vii) Investor has adequate means of providing for Investor’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment;

(ix) Investor has such knowledge and experience in financial, tax and business matters so as to enable Investor to utilize the information made available to Investor in connection with the offering of the Units to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto;

(x) Investor is not relying on the Company with respect to the legal, tax and other economic considerations of an investment and has obtained, or had the opportunity to obtain the advice of Investor’s own legal, tax and other advisors;

(xi) Investor will not sell or otherwise transfer the Units without registration under the Securities Act or applicable state securities laws or an exemption therefrom. The Units have not been registered under the Securities Act or under the securities laws of any other jurisdiction. Investor represents that Investor is purchasing the Units for Investor’s own account, for investment and not with a view to resale or distribution except in compliance with the Securities

Act. Investor has not offered or sold any portion of the Units being acquired nor does Investor have any present intention of selling, distributing or otherwise disposing of any portion of the Units, either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act. Investor is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; that the Company has no obligation to register Investor’s Units (except as provided in the Registration Rights Agreement) or to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of Investor’s Units;

(xii) Investor (A) was not organized or reorganized for the specific purpose of acquiring the Units, (B) has made investments prior to the date hereof, and each beneficial owner thereof has and will share the same proportion in each investment and (C) Investor’s investment in the Company will not constitute more than forty percent (40%) of Investor’s total capital;

(xiii) INVESTOR UNDERSTANDS AND ACKNOWLEDGES THAT HIS OR HER INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR INVESTORS OF SUBSTANTIAL MEANS WHO HAVE NO IMMEDIATE NEED FOR LIQUIDITY OF THE AMOUNT INVESTED, AND THAT SUCH INVESTMENT INVOLVES A RISK OF LOSS OF ALL OR A SUBSTANTIAL PART OF SUCH INVESTMENT; and

(xiv) Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

(b) Investor’s overall commitment to investments which are not readily marketable is reasonable in relation to Investor’s net worth.

(c) Investor hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject, including, without limitation, such additional information as the Company may deem appropriate with regard to Investor’s suitability.

(d) Investor acknowledges:

(i) In making an investment decision Investor has relied on Investor’s own examination of the Company and the terms of the offering of the Units, including the merits and risks involved. THE UNITS OFFERED IN THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE INFORMATION OR THIS

DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE;

(ii) Investor, if executing the Transaction Agreements in a representative or fiduciary capacity, has full power and authority to execute and deliver the Transaction Agreements in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or other entity for whom Investor is executing the Transaction Agreements, and such individual, ward, partnership, trust, estate, corporation, limited liability company or other entity has full right and power to perform pursuant to the Transaction Agreements and make an investment in the Company; and

(iii) The representations, warranties, and agreements of Investor contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Units as if made on and as of such date and shall survive the execution and delivery of the Transaction Agreements and the purchase of the Units.

(e) Investor understands that the Units being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Units.

5. Covenants.

(a) Reporting Status.

Until the earlier of (i) the date on which an Investor shall have sold all of the Registrable Securities (as defined below), or (ii) the date on which a given Investor is first eligible to sell all of the Registrable Securities pursuant to Rule 144 under the Securities Act without restriction (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the Securities Exchange Act of 1934 (the “1934 Act”), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(b) Financial Information.

The Company agrees to send, upon the written request of an Investor, the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the

Company or any of the Subsidiaries and (iii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders.

(c) Listing.

The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the shares of Common Stock are then listed (subject to official notice of issuance) and shall use reasonable efforts to maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall use reasonable efforts to maintain the Common Stock’s authorization for quotation on the Principal Market, the New York Stock Exchange, the Nasdaq Global Market, Nasdaq Capital Market or the Nasdaq Global Select Market (each, an “Eligible Market”). The Company shall not take any action during the Reporting Period which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5 (c).

(d) Pledge of Securities.

Notwithstanding anything to the contrary contained herein, the Company acknowledges and agrees that the Shares may be pledged by an Investor in connection with a bona fide margin agreement or other bona fide loan or financing arrangement that is secured by the Shares. The pledge of Shares shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, except as may otherwise be required under applicable securities laws, and no Investor effecting a pledge of Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Shares may reasonably request in connection with a pledge of the Shares to such pledgee by an Investor.

(e) Disclosure of Transactions and Other Material Information.

The Company shall, on or before 8:30 a.m., New York time, on the first Business Day after the date of this Agreement, issue a press release (the “Press Release”) reasonably acceptable to the Investors disclosing all the material terms of the transactions contemplated by the Transaction Documents. On or before 8:30 a.m., New York time, on the second Business Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act (including all attachments, the “8-K Filing”). From and after the issuance of the Press Release, the Company shall have disclosed all material, nonpublic information delivered to any of the Investors by the Company or any of the Subsidiaries, or any of their respective officers, directors, employees or agents (if any) in connection with the transactions contemplated by the Transaction Documents. The Company shall not, and the Company shall cause each of the Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Investor with any other material non-public information. Each Investor understands and acknowledges, severally and not jointly with any other Investor, that the Commission currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

6. Conditions to Closing.

(a) The obligation of Investor to acquire Units at the Closing is subject to the fulfillment of the following, on or prior to the date of Closing of the following (unless waived by Investor):

(i) The representations and warranties of the Company contained in Section 3 herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date of Closing, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(ii) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Agreements to be performed, satisfied or complied with by it at or prior to the Closing and shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units, all of which shall be and remain so long as necessary in full force and effect.

(iii) the Company shall deliver to the Investor:

(1) this Agreement and the Registration Rights Agreement, duly executed by the Company;

(2) facsimile copies of one or more stock certificates and Warrants evidencing the Units subscribed for by Investor hereunder, registered in the name of the name of Investor as set forth on the signature page hereto, with the original stock certificates and Warrants delivered within five (5) business days of Closing;

(3) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing, certifying (1) the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions completed by the Transaction Agreements and the issuance of the Units and (2) the current versions of the Charter and the bylaws; and

(4) a certificate, dated as of the Closing and signed by its Chief Executive Officer or its Chief Financial Officer, certifying to the fulfillment of the conditions specified in Section 5(a)(i)-(ii).

(iv) the NASDAQ Capital Market shall have approved the listing of additional shares application for the Shares and Warrant Shares.

(b) On or prior to the Closing, the Investor shall issue, deliver or cause to be delivered to the Company the following:

(i) The representations and warranties of the Investor contained in Section 4 herein shall be true and correct in all material respects (except for those representations and warranties which are qualified as to materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date when made and as of the date of Closing, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(ii) Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Agreements to be performed, satisfied or complied with by it at or prior to the Closing and shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Units, all of which shall be and remain so long as necessary in full force and effect.

(iii) Investor shall deliver to the Company:

(1) this Agreement and the Registration Rights Agreement, duly executed by Investor; and

(2) the Capital Commitment, in United States dollars and in immediately available funds, and completed Internal Revenue Service Form W-9.

7. Transfer Restrictions.

(a) The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares, other than pursuant to an effective registration statement or Rule 144 under the Securities Act, to the Company or to an Affiliate of a Investor or in connection with a pledge as contemplated in Section 7 (b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Investor under this Agreement and the Registration Rights Agreement.

(b) The Investors agree to the imprinting, so long as is required by this Section 7, of a legend on any of the Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES

ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including, if the Shares are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 7(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale without restriction under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 7(c), it will use reasonable efforts to, within three Business Days following the delivery by a Investor to the Company or the Transfer Agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Business Day, the “Legend Removal Date”), deliver or cause to be delivered to such Investor, a certificate representing such shares free from all restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company System as directed by such Investor.

(d) Each Investor, severally and not jointly with the other Investors, agrees that such Investor will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 7 is predicated upon the Company’s reliance upon this understanding.

8. Indemnification. Investor agrees to indemnify and hold harmless the Company its officers, members, directors, employees, consultants, advisors, attorneys, agents and affiliates against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by Investor to comply with any covenant or agreement made by Investor herein or in any other document furnished by Investor to any of the foregoing in connection with this transaction.

9. Irrevocability; Binding Effect; Entire Agreement. Investor hereby acknowledges and agrees that the Subscription hereunder is irrevocable by Investor, that, except as required by law, Investor is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of Investor hereunder, and that this Subscription Agreement and such other agreements shall survive the death or disability of Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Investor is more than one person, the obligations of Investor hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns. The Transaction Agreements sets forth the entire agreement and understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes any and all prior agreements and understandings relating to the subject matter hereof.

10. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

11. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

(a) If to the Company, to:

Arrowhead Research Corporation

201 South Lake Avenue, Suite 703

Pasadena, California 91101

Attention: President;

Facsimile number 626-792-5554

or at such other address as the Company shall have furnished to the Investors, with a copy (which shall not constitute notice) to Goodwin Procter LLP, Three Embarcadero Center, 24th Floor, Attn.: Ryan Murr.

(b) If to Investor, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11).

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

12. Assignability. This Subscription Agreement and the rights and obligations hereunder are not transferable or assignable by the Investor.

13. Applicable Law; Jurisdiction. This Agreement shall be governed in all respects by the internal laws of the State of Delaware without regard to conflict of laws provisions. The parties hereto (i) designate the courts of the State of Delaware as the forum where all matters pertaining to this Agreement may be adjudicated, and (ii) by the foregoing designation, consent to the exclusive jurisdiction and venue of such courts for the purpose of adjudicating all matters pertaining to this Agreement.

14. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

15. Counterparts. This Agreement may be executed by facsimile, in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

16. Nature of Subscriber. Investor is (check one):

☐	(a)	One or more individuals

☐	(b)	A corporation

☐	(c)	A partnership

		☐	(d)	A trust

		☐	(e)	Another entity or organization, namely

(please specify)

17. Limitations on Investment in Investment Companies.

If Investor is not an individual, initial the box below which correctly describes the application of the following statement to your situation: Investor would not, upon acquiring the Shares, have more than ten percent (10%) of its assets invested in one or more investment companies that rely solely on the exclusion from the definition of “investment company” provided in Section 3(c)(1)(A) of the Investment Company Act of 1940:*

☐	True

☐	False

If the “False” box is checked, Investor will as of the Closing have                          individual stockholders, partners or other record owners and non-individual stockholders, partners or other record owners. Those non-individual stockholders, partners or other record owners to whom application of the above statement would be “False” have an aggregate of                          ultimate beneficial owners who are either individuals or to whom application of the above statement would be “True.”

18. Matters Relating to the Undersigned’s Ownership of the Shares.

(a) All correspondence relating to Investor’s investment should be sent (check one):

☐	(i)	to the address of Investor set forth on the signature page hereof

*	Section 3(c)(1)(A) provides, in pertinent part:

“[N]one of the following persons is an investment company. . .

(1) Any issuer whose outstanding securities (other than short-term paper) are beneficially owned by not more than one hundred persons and which is not making and does not presently propose to make a public offering of its securities. For purposes of this paragraph:

(A) Beneficial ownership by a company shall be deemed to be beneficial ownership by one person, except that, if such company owns 10 per centum or more of the outstanding voting securities of the issuer, the beneficial ownership shall be deemed to be that of the holders of such company’s outstanding securities (other than short-term paper) unless, as of the date of the most recent acquisition by such company of securities of that issuer, the value of all securities owned by such company of all issuers which are or would, but for the exception set forth in this subparagraph, be excluded from the definition of investment company solely by this paragraph, does not exceed 10 per centum of the value of the company’s total assets. . . .”

☐	(ii)	to the following address:

(b) Investor may be contacted by telephone at the following telephone numbers:

(i)	Home telephone:

(ii)	Business telephone:

(iii)	Facsimile telephone:

(c) Investor may be contacted by electronic mail at the following email address:

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

FOR INDIVIDUALS

IN WITNESS WHEREOF, the undersigned executed this Agreement this              day of                     , 2009.

No. of Units Purchased:
Print Name

Signature of Investor

Social Security Number

Residence Address

If the purchaser has indicated that the Shares will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

Print Name of Spouse or Other Purchaser

Signature of Spouse or Other Purchaser

Social Security Number

ACCEPTED AND AGREED:

ARROWHEAD RESEARCH CORPORATION

By:
Name:
Title:

Dated:	, 2009

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES

IN WITNESS WHEREOF, the undersigned has executed this Agreement this      day of                     , 2009.

No. of Units Purchased:
Print Name of Partnership, Corporation, Trust or other Entity

By:
(Signature of Authorized Signatory)
Name:
Title:
Address:

Jurisdiction where organized:

Taxpayer Identification Number:

Date of Formation:

Address of Chief Executive Officer of Subscriber:

ACCEPTED AND AGREED:

ARROWHEAD RESEARCH CORPORATION

By:
Name:
Title:

Dated:	, 2009